Rule 497(e)
Registration Nos. 333-201473 and 811-22926

Elkhorn ETF Trust
(the “Trust”)

Elkhorn Commodity Rotation Strategy ETF
Elkhorn Fundamental Commodity Strategy ETF
Elkhorn Lunt Low Vol/High Beta Tactical ETF
Elkhorn S&P High Quality Preferred ETF
Elkhorn S&P MidCap Consumer Discretionary Portfolio
Elkhorn S&P MidCap Consumer Staples Portfolio
Elkhorn S&P MidCap Energy Portfolio
Elkhorn S&P MidCap Financials Portfolio
Elkhorn S&P MidCap Health Care Portfolio
Elkhorn S&P MidCap Industrials Portfolio
Elkhorn S&P MidCap Information Technology Portfolio
Elkhorn S&P MidCap Materials Portfolio
Elkhorn S&P MidCap Utilities Portfolio
(each a “Fund,” and collectively, the “Funds”)

Supplement To Each Fund’s Prospectus and Statement of Additional Information

Dated June 15, 2017

Please be advised that on June 8, 2017, ALPS Distributors, Inc., the distributor for the Funds, gave notice of its intention to resign as distributor, effective August 7, 2017 (the “Resignation Effective Date”). Additionally, ALPS Fund Services, Inc., which designates an employee to serve as the chief compliance officer for the Funds pursuant to a Chief Compliance Officer Services Agreement, gave notice of its intention to cease providing such services as of the Resignation Effective Date. Pursuant to the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees of the Trust must approve any new distribution agreement by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust.

It is the intention of the officers of the Trust to propose a new distributor and chief compliance officer for the Funds, subject to the approval of the Board of Trustees of the Trust. While the officers expect to propose a new distributor and chief compliance officer prior to the Resignation Effective Date, failure to do so could negatively impact the operations of the Funds.

Please Keep This Supplement With Your Prospectus and Statement of Additional Information For Future Reference